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                                                                    EXHIBIT 10.5

Amendment to Amended and Restated Supplemental Executive Retirement Plan

     October 25, 2005, the Nominating/Corporate Governance/Compensation Committee of the Registrant's Board of Directors, which administers the Supplemental Executive Retirement Plan, passed a resolution, effective January 2, 2006, adding eleven participants to the Supplemental Executive Retirement Plan thus amending Exhibit "A" of the Plan to read as follows:

                                    EXHIBIT A

                 CRAWFORD & COMPANY SUPPLEMENTAL RETIREMENT PLAN
                 AS AMENDED AND RESTATED JULY 22, 2003 EFFECTIVE
                              AS OF JANUARY 1, 2003

          AMENDED AND RESTATED AS OF FEBRUARY 3, 2004, APRIL 27, 2004,
                   AUGUST 5, 2004 AND AMENDED OCTOBER 25, 2005

Name of Participant
T. G. Germany
F. L. Minix
R. P. Albright
P. A. Bollinger
D. R. Chapman
J. F. Osten
D. A. Smith
J. F. Giblin
A. L. Meyers, Jr.
G. L. Davis
J. A. McGee
H. L. Rogers
S. V. Festa
Victoria Holland
Gregory P. Hodson
Marshall G. Long
Annette L. Sanchez
Thomas W. Crawford
Jeffrey T. Bowman
Philip G. Porter
Robert R. Kulbick
Larry C. Thomas
Richard J. Martin
Mauricio Alonso
O. L. Anderson
Thomas L. Carstens
William L. Beach
Allen W. Nelson